UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 15, 2008

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52721	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

64 Knightsbridge, London England SW1X 7JF
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 44-207-590-9630

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 15, 2008 we entered into a finder agreement with Partners Consulting, Inc., a Florida corporation, to introduce our company with potential investors. The consideration payable is 6% of the gross proceeds from any potential financing, payable in cash and by the issuance of two year warrants exercisable at the market price. The finder agreement is for a 90 day period.

Item 9.01	Financial Statements and Exhibits

10.1	Finder Agreement with Partners Consulting, Inc. dated February 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

/s/ Alex Craven
Alex Craven
Chief Financial Officer

March 20. 2008